UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 2020 Houston, Texas (Address of principal executive offices)	77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Form of 2005 TSR Restricted Stock Agreement
Press Release issued February 9, 2005
Press Release issued February 9, 2005

Item 1.01 Entry into a Material Definitive Agreement

     On February 8, 2005, the Compensation Committee of the Board of Directors (the “Board”) of Newfield Exploration Company (“Newfield”) granted restricted stock awards to the executive officers named below pursuant to the Newfield Exploration Company 2004 Omnibus Stock Plan. The number of restricted shares granted to each of such executive officers is set forth opposite his or her name below. Each of the awards is governed by a restricted stock agreement, the form of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

		Number
		of
Executive Officer	Title	Restricted shares
David A. Trice	Chairman, President and Chief Executive Officer	40,000
Elliott Pew	Executive Vice President – Exploration	17,500
David F. Schaible	Executive Vice President – Operations and Acquisitions	17,500
Terry W. Rathert	Senior Vice President, Chief Financial Officer and Secretary	17,500
Gary D. Packer	Vice President – Rocky Mountains	10,000
George T. Dunn	Vice President – Gulf Coast	10,000
Lee K. Boothby	Vice President – Mid-Continent	10,000
William D. Schneider	Vice President – International	10,000
Brian L. Rickmers	Controller and Assistant Secretary	5,000
Susan G. Riggs	Treasurer	5,000

Item 2.02 Results of Operations and Financial Condition

     On February 9, 2005, Newfield issued a press release announcing significant exploration discoveries in the North Sea, deepwater Gulf of Mexico and onshore Gulf Coast. A copy of the press release is furnished herewith as Exhibit 99.1.

     Also on February 9, 2005, Newfield issued a press release announcing its fourth quarter and full-year 2004 financial and operating results. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 9, 2005, Joe B. Foster and Charles W. Duncan, Jr. elected to retire as directors of Newfield effective as of the close of business on May 4, 2005 and to not stand for reelection to the Board at Newfield’s 2005 annual meeting of stockholders. Also on February 9, 2005, as a result of the corporate policies of her new employer, Claire S. Farley tendered her resignation as a director of Newfield effective as of the close of business on May 4, 2005 and elected to not stand for reelection to the Board at Newfield’s 2005 annual meeting of stockholders. In connection with the retirements of Messrs. Foster and Duncan and the resignation of Ms. Farley, the number of directors constituting Newfield’s Board was decreased from fourteen to eleven effective as of the close of business on May 4, 2005.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of 2005 TSR Restricted Stock Agreement.

99.1	Press release issued by Newfield on February 9, 2005.

99.2	Press release issued by Newfield on February 9, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: February 11, 2005	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
10.1	Form of 2005 TSR Restricted Stock Agreement.

99.1	Press release issued by Newfield on February 9, 2005.

99.2	Press release issued by Newfield on February 9, 2005.